JOINDER AGREEMENT
This JOINDER AGREEMENT, dated as of March 21, 2014, is delivered pursuant to Section 8.6 of the Guaranty and Security Agreement, dated as of November 30, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement”), by Clubcorp, Inc., a Delaware corporation (the “Borrower”) and the Affiliates of the Borrower from time to time party thereto as Grantors in favor of Citicorp North America, Inc., as administrative agent and collateral agent for the Secured Parties referred to therein. Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.
By executing and delivering this Joinder Agreement, each of the undersigned, as provided in Section 8.6 of the Guaranty and Security Agreement, hereby become party to the Guaranty and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the respective Secured Obligations of each of the undersigned, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of their rights, titles and interests in, to and under their respective Collateral, and expressly assume all obligations and liabilities of a Grantor thereunder. The undersigned hereby agree to be bound as a Grantor for the purposes of the Guaranty and Security Agreement.
The information set forth in Annex A is hereby added to the information set forth in Schedules 1 through 6 to the Guaranty and Security Agreement. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Annex A to this Joinder Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Secured Obligations of the undersigned.
Each of the undersigned hereby represent and warrant that each of the representations and warranties contained in Article IV of the Guaranty and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.
[SIGNATURE PAGES FOLLOW]

US_ACTIVE:\44445047\4\35899.0483

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered as of the date first above written.
CLUBCORP NV VI, LLC,
a Nevada limited liability company

By: /s/ Curtis D. McClellan
Name: Curtis D. McClellan
Title: Treasurer
CLUBCORP NV VII, LLC,
a Nevada limited liability company

By: /s/ Curtis D. McClellan
Name: Curtis D. McClellan
Title: Treasurer
CLUBCORP NV VIII, LLC,
a Nevada limited liability company

By: /s/ Curtis D. McClellan
Name: Curtis D. McClellan
Title: Treasurer
CLUBCORP NV IX, LLC,
a Nevada limited liability company

By: /s/ Curtis D. McClellan
Name: Curtis D. McClellan
Title: Treasurer
CLUBCORP NV X, LLC,
a Nevada limited liability company

By: /s/ Curtis D. McClellan
Name: Curtis D. McClellan
Title: Treasurer

[SIGNATURE PAGE TO JOINDER AGREEMENT (2014 CLUBCORP)]

ACKNOWLEDGED AND AGREED
as of the date first above written:
CITICORP NORTH AMERICA, INC.
as Administrative Agent

By:	/s/ Michael Chlopak Name: Michael Chlopak Title: Vice President

[SIGNATURE PAGE TO JOINDER AGREEMENT (2014 CLUBCORP)]

ANNEX A

Supplement to Schedules 1-6
of the Guaranty and Security Agreement

[See the attached]

US_ACTIVE:\44445047\4\35899.0483

SCHEDULE 1

COMMERCIAL TORT CLAIMS

NONE

US_ACTIVE:\44445047\4\35899.0483

SCHEDULE 2

FILINGS

A UCC 1 financing statement in a form satisfactory to the Administrative Agent will be filed with the filing office as listed in this Schedule 2 against each Grantor in their jurisdiction of organization.

State	Filing Office	Applicable Grantors
Nevada	Secretary of State	ClubCorp NV VI, LLC ClubCorp NV VII, LLC ClubCorp NV VIII, LLC ClubCorp NV IX, LLC ClubCorp NV X, LLC

US_ACTIVE:\44445047\4\35899.0483

SCHEDULE 3

JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE

LEGAL ENTITY NAME	Jurisdiction of Formation and Type of Entity	Organizational Identification Number	Chief Executive Office or Sole Place of Business	Additional Jurisdictions where Qualified to do business
ClubCorp NV VI, LLC	a Nevada limited liability company	E0088172014-3	ClubCorp NV VI, LLC 3030 LBJ Freeway, Suite 600 Dallas, TX 75234	NA
ClubCorp NV VII, LLC	a Nevada limited liability company	E0088212014-9	ClubCorp NV VI, LLC 3030 LBJ Freeway, Suite 600 Dallas, TX 75234	NA
ClubCorp NV VIII, LLC	a Nevada limited liability company	E0088482014-0	ClubCorp NV VI, LLC 3030 LBJ Freeway, Suite 600 Dallas, TX 75234	NA
ClubCorp NV IX, LLC	a Nevada limited liability company	E0088522014-6	ClubCorp NV VI, LLC 3030 LBJ Freeway, Suite 600 Dallas, TX 75234	NA
ClubCorp NV X, LLC	a Nevada limited liability company	E0088562014-0	ClubCorp NV VI, LLC 3030 LBJ Freeway, Suite 600 Dallas, TX 75234	NA

US_ACTIVE:\44445047\4\35899.0483

SCHEDULE 4

LOCATION OF INVENTORY AND EQUIPMENT

GRANTOR	LOCATIONS
ClubCorp NV VI, LLC	ClubCorp NV VI, LLC 3030 LBJ Freeway, Suite 600 Dallas, TX 75234
ClubCorp NV VII, LLC	ClubCorp NV VI, LLC 3030 LBJ Freeway, Suite 600 Dallas, TX 75234
ClubCorp NV VIII, LLC	ClubCorp NV VI, LLC 3030 LBJ Freeway, Suite 600 Dallas, TX 75234
ClubCorp NV IX, LLC	ClubCorp NV VI, LLC 3030 LBJ Freeway, Suite 600 Dallas, TX 75234
ClubCorp NV X, LLC	ClubCorp NV VI, LLC 3030 LBJ Freeway, Suite 600 Dallas, TX 75234

US_ACTIVE:\44445047\4\35899.0483

SCHEDULE 5

PLEDGED COLLATERAL

Part 1. Pledged Certificated Stock to be delivered to the Administrative Agent

NONE

Part 2. Pledged Uncertificated Stock and Pledged Certificated Stock – delivery of which is not required

NONE

Part 3. Pledged Debt

NONE

US_ACTIVE:\44445047\4\35899.0483

SCHEDULE 6

REGISTERED TRADEMARKS (USA)

NONE

REGISTERED TRADEMARKS (FOREIGN)

NONE

COPYRIGHT REGISTRATIONS (USA OR FOREIGN)

NONE

PATENT REGISTRATIONS (USA OR FOREIGN)

NONE

DOMAIN NAMES

NONE

US_ACTIVE:\44445047\4\35899.0483